UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 3, 2021

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On September 3, 2021, Key Tronic Corporation (the “Company”) and certain of its domestic subsidiaries entered into the Second Amendment (the "Amendment") to the Loan, Guaranty, and Security Agreement, dated as of August 14, 2020 (the "Loan Agreement"), with Bank of America, N.A., as agent, sole lead arranger, sole bookrunner, and lender (the “Bank”). The Amendment increases the Company's credit facility from $93 million to $120 million, subject to the Company's borrowing base, and removed the provision permitting the Company to increase the aggregate amount of the credit facility by up to $25 million. The Amendment also extends the maturity date to September 3, 2026.
Loans and letters of credit under the Loan Agreement, as amended, are not permitted to exceed the lesser of (i) the aggregate commitment under the credit facility and (ii) a borrowing base, which is determined by, among other things, specified levels of certain eligible accounts receivable and eligible inventory of the Company and certain of its subsidiaries, subject to certain reserve requirements, as further described in the Loan Agreement. Based on the Company’s borrowing base and reserve requirements immediately following the closing of the Amendment, there was approximately $17 million available under the credit facility.
Except for the changes described above, the terms and the conditions of the Loan Agreement remain substantially unchanged.
Other than the Loan Agreement, Amendment, credit facility, and related equipment loan arrangement (and certain related banking relationships and arrangements), there are no material relationships as of the date hereof between the Company or any of its affiliates and the Bank.
The foregoing description is not complete and is qualified in its entirety by reference to the Loan Agreement and the Amendment, which are filed herewith as Exhibits 10.1 and 10.2 and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information required by this Item is included in Item 1.01 above and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
10.1
Loan and Security Agreement, dated August 14 , 2020, among the Company, Bank of America, N.A, and certain other parties, incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed August 17, 2020

10.2	Second Amendment to Loan and Security Agreement, dated September 3, 2021, among the Company, Bank of America, N.A, and certain other parties

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: September 10, 2021

	By:	/s/ Brett R. Larsen
Brett R. Larsen, Executive Vice President of Administration, CFO and Treasurer
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